                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

  Distribution Date:  March 27, 2001

  (i)          Amount of principal being paid or distributed:

               (a)  Certificates          (1)  $0.00
                                               -------
                                          (2) ( $ -       , per $1,000 original principal amount of the Certificates)
                                               -------

  (ii)         Amount of interest being paid or distributed on:

               (a)  Certificates          (1)  $623,989.38         7.2137500% (Based on 3-Month LIBOR)
                                               -----------         ---------
                                          (2)  $ 0.0000180  , per $1,000 original principal amount of the Certificates)
                                               -----------

               (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:  6.6600000%
                                                                                                      ------------
                    (2)  The Student Loan Rate was:   Not Applicable
                                                   -----------------


  (iii)        Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
               (a)  Distributed:     (1)  $0.00
                                          -------
                                     (2) ( $ -   , per $1,000 original principal amount of the Certificates)
                                          -------
               (b)  Balance:         (1)   $ -
                                          -------
                                     (2) ( $ -   , per $1,000 original principal amount of the Certificates)
                                          -------

  (iv)         Pool Balance at end of related Collection Period:  $613,518,696.35
                                                                  ---------------

  (v)          After giving effect to distributions on this Distribution Date:

               (a)  (1)  Certificate Balance:                      $34,600,000.00
                                                                   --------------
                    (2)  Certificate Pool Factor:                      1.00000000
                                                                   --------------


  (vi)         (a)  (1)  Amount of Servicing Fee for  related Collection Period:  $690,618.53
                                                                                ------------------

                    (2)   $19.9600731 , per $1,000 original principal amount of the Notes.
                         ------------

               (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
                    (1)  Distributed:     $0.00
                                          -----
                                           $ - , per $1,000 original principal amount of the Certificates)
                                          -----
                    (2)  Balance:         $0.00
                                          -----
                                           $ - , per $1,000 original principal amount of the Certificates)
                                          -----

               (c)  Amount of Administration Fee for related Collection Period:  $3,000.00
                                                                               ---------------

                                 $0.0867052  , per $1,000 original principal amount of the Certificates)
                                ------------
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

  (vii)        (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period: $1,038.32
                                                                                                    -----------
               (b)  Delinquent Contracts                                         # Disb.       %       $ Amount         %
                                                                                --------     -----    -----------     -----
                    30-60 Days Delinquent                                        1,547        2.01%   $18,670,921     3.91%
                    61-90 Days Delinquent                                          958        1.24%   $10,693,286     2.24%
                    91-120 Days Delinquent                                         517        0.67%   $ 5,974,333     1.25%
                    More than 120 Days Delinquent                                  813        1.05%   $ 9,199,628     1.92%
                    Claims Filed Awaiting Payment                                  576        0.75%   $ 5,024,265     1.05%
                                                                                   ---        ----    -----------     ----
                       TOTAL                                                     4,411        5.72%   $49,562,433     10.37%

  (viii)       Amount in the Reserve Account:  $1,943,434.93
                                               -------------

  (ix)         Amount in the Prefunding Account: $0.00
                                                ------------

  (x)          Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
               be distributed as a payment of principal in respect of Notes:   $0.00
                                                                             ----------

  (xi)         Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
               to be distributed as a payment of principal in respect of Notes: $0.00
                                                                             ----------

  (xii)        (a)  Cumulative TERI Claims Ration as of Distribution Date       5.70%
                                                                             ----------
               (b)  TERI Trigger Event has not occured.


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